                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 27, 2004


                        Morgan Stanley ABS Capital I Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-104046              13-3939229
----------------------------      ------------------      ---------------------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)              File Number)         Identification No.)


         1585 Broadway
      New York, New York                                       10036
--------------------------------                        ------------------
     (Address of Principal                                  (Zip Code)
      Executive Offices)


        Registrant's telephone number, including area code (212) 761-4000

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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         Item 5.  Other Events

                  In connection with the offering of Morgan Stanley ABS Capital I Inc. Trust 2004-SD2, Mortgage Pass-through certificates, Series 2004-SD2, certain "Computational Materials," dated May 25, 2004, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


         Item 7.  Financial Statements, Pro Forma Financial
                      Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibit 99.1.  Related Computational Materials
                             (as defined in Item 5 above).

         (d)  Exhibit 99.2.  Related Computational Materials
                             (as defined in Item 5 above).

         (e)  Exhibit 99.3.  Related Computational Materials
                             (as defined in Item 5 above).

         (f)  Exhibit 99.4.  Related Computational Materials
                             (as defined in Item 5 above).

         (g)  Exhibit 99.5.  Related Computational Materials
                             (as defined in Item 5 above).

         (h)  Exhibit 99.6.  Related Computational Materials
                             (as defined in Item 5 above).


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                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                           MORGAN STANLEY ABS CAPITAL I INC.
                           -------------------------------------------
                                as Depositor and on behalf of Morgan Stanley ABS Capital I Inc. Trust 2004-SD2
                                Registrant


                                   By: /s/ Gail McDonnell
                                      --------------------------------
                                         Name:  Gail McDonnell
                                         Title: Vice President






Dated:  May 27, 2004


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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

99.1               Related Computational Materials (as defined in Item 5 above).

99.2.              Related Computational Materials (as defined in Item 5 above).

99.3.              Related Computational Materials (as defined in Item 5 above).

99.4.              Related Computational Materials (as defined in Item 5 above).

99.5.              Related Computational Materials (as defined in Item 5 above).

99.6.              Related Computational Materials (as defined in Item 5 above).


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